DREYFUS STRATEGIC INCOME FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus Strategic Income Fund. For its annual reporting period ended October 31, 1996, your Fund produced a total return, consisting of bond price changes and interest income, of 7.27% per share.* The Merrill Lynch Domestic Master Index, the Fund's benchmark, produced a total return of 5.72% for the same period.** The Fund paid income dividends from net investment income of approximately $.978 per share, representing an annualized distribution rate per share of 6.85%.***
THE ECONOMY
    The fear of another round of monetary tightening by the Federal Reserve Board (the "Fed") to ward off a resurgence in inflation has so far proved unwarranted. Indeed, despite solid economic growth resulting in the creation of new jobs and an overall tightening in the labor market, inflation has remained subdued. Both the Consumer and Producer Price Indexes remained in the 3% range. This is the fifth consecutive year of inflation under 3%, the longest period since the 1960s. Despite the duration of the economic recovery, most economic reports underscore the tepid nature of the present inflationary environment.
    The increase in long-term interest rates early this year may have contributed to the recently reported slowdown in the rate of economic growth. During the third quarter, the growth rate of Gross Domestic Product cooled to 2.2%, less than half the second quarter's strong 4.7% pace. Consumers - the initiators of two thirds of all economic activity - remained cautious throughout the year. In the third quarter, the pace of consumer spending was at its slowest in five years. Consumer borrowing has also declined from year-ago levels. Not surprisingly, retail sales growth has also been modest this year. Consumers may have been restrained by wages not rising as rapidly as had been previously suspected, given the strength in the labor market. The Employment Cost Index, considered to be an important gauge of wage inflation by Federal Reserve Board Chairman Alan Greenspan, rose just .6% in the third quarter, the lowest reading in over a year. This brought the growth in wages to 2.8% over the past twelve months, slightly less than the rate of inflation as measured by the Consumer Price Index.
    The booming housing market also seems to have cooled with both new housing starts and existing home sales slackening since midyear. Industrial production has slowed somewhat from its more rapid pace earlier in the year. Given the level of capacity utilization, there appears to be no sign of production bottlenecks that could push prices higher. Anecdotal evidence still supports the assertion that corporations are reluctant to raise prices. The report that the 1996 Federal budget deficit had shrunk to $107.3 billion _ its lowest level in two decades - provided another favorable sign for inflation. The final reading of the 1996 deficit marks the fourth straight decline from fiscal 1992's record $290.4 billion.
    Despite the relatively benign current environment for inflation, we are alert for early signs of its potential resurgence. While wage increases so far have remained modest, workers should eventually expect compensation that at least matches their cost of living. Furthermore, we are mindful that price increases in energy and food may not continue to be as restrained as they were over the past four years.
MARKET ENVIRONMENT
    For 1996, in the U. S. Fixed Income market, inflation fears seem to have disappeared from investor concerns. This has helped fuel an environment for dramatically declining interest rates. From September 2 to October 31 the yield on the ten-year Treasury has declined by 65 basis points. One of the more technical aspects propelling interest rates to these low levels has been an inflow of demand from foreign investors. In particular, Japanese investors have more than doubled their investments in the U.S. bond markets over the last few quarters of 1996. With the current Dollar/Yen exchange rates continuing to aid this flow, our expectations are for a continued trend toward lower interest rates. With expectations that demand from overseas will continue to push the 10- and 30-year Treasury rates lower, it is our expectation that the yield curve will also flatten. Additionally, with the high likelihood that the Federal Reserve will remain on the sidelines for the rest of 1996, our outlook is for lower interest rate volatility.
THE PORTFOLIO
    Incorporating our economic outlook and market environment into managing the portfolio, we have made a number of adjustments to the Fund. We have lengthened the overall effective duration of the account to 5.2 years currently from a duration of 4.0 years at April 30. This longer duration benefitted the Fund as interest rates declined. We have begun to reduce our agency mortgage-backed holdings and anticipate further sales, since these securities should underperform alternatives in a declining rate environment. We are increasing our exposure to credit-sensitive areas of the mortgage market, namely commercial mortgage-backeds and non-agency residential mortgage-backed securities. These sectors offer much better call protection for a modest increase in credit risk. We continue to avoid intermediate investment grade corporates, and favor instead both high quality and below investment grade corporates. This has benefited the Fund lately as high yield bonds have outperformed comparable higher rated alternatives. We continue to have a relatively small exposure to emerging markets debt because of a general sense that this sector has come too far, too fast and is overdue for a significant correction. With emerging market debt returns up by 25% to 30% so far in 1996, this decision has clearly not helped the Fund in 1996. We anticipate maintaining modest emerging market and currency risk in the future, opting instead for the domestic bond market sectors mentioned above. Of course, we will be monitoring all areas of the fixed income markets for superior risk/reward relationships and seek to capitalize on them for the Fund.
                                  Very truly yours,
                              [Kevin M. McClintock signature logo]
                                  Kevin M. McClintock
                                  Director, Taxable Fixed Income Group

November 15, 1996
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.
** Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period.
***The Merrill Lynch Domestic Master Index is an unmanaged performance benchmark for comparing portfolios that include U.S. Government, Mortgage and BBB or higher rated corporate securities with maturities greater than or equal to one year.


DREYFUS STRATEGIC INCOME FUND                             OCTOBER 31, 1996
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS STRATEGIC INCOME FUND AND THE
MERRILL LYNCH DOMESTIC MASTER INDEX
[Exhibit A:
Dollars
$25,172
Dreyfus
Strategic Income Fund
$22,781
Merrill Lynch Domestic
Master Index*
*Source: Merrill Lynch, Pierce, Fenner and Smith Inc.]

Average Annual Total Returns
                        One Year Ended               Five Years Ended              Ten Years Ended
                       October 31, 1996              October 31, 1996              October 31, 1996
                          _________                     _________                      _________
                            7.27%                         9.17%                         9.67%

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus Strategic
Income Fund on 10/31/86 to a $10,000 investment made in the Merrill Lynch Domestic Master Index on that date. All dividends and capital gain distributions are reinvested. The Fund invests primarily in debt securities of domestic and foreign issuers. The Fund's performance shown in the line graph takes into account all applicable fees and expenses. Unlike the Fund, the Merrill Lynch Domestic Master Index is an unmanaged performance benchmark composed of U.S. Government, mortgage and BBB or higher-rated corporate securities with maturities greater than or equal to one year. Corporate and Treasury securities in the Index must have par amounts outstanding greater than or equal to $25 million and generic mortgage-backed securities of $200 million per coupon. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS STRATEGIC INCOME FUND
STATEMENT OF INVESTMENTS                                                                              OCTOBER 31, 1996
                                                                                                 Principal
Bonds and Notes-89.2%                                                                              Amount               Value
                                                                                                   _______             _______
   Aircraft & Aerospace-2.6%         Fairchild,
                                       Sub. Deb., 12%, 2001...............                  $    7,500,000      $    7,612,500
                                                                                                                       _______
   Broadcasting-.5%                  Spanish Broadcasting System,
                                       Sr. Notes, 7 1/2%, 2002............                       1,500,000 (a)       1,571,250
                                                                                                                       _______
   Commercial Mortgage
          Backed-12.1%               Asset Securitization Corp., Commercial
                                       Mortgage Pass-Through Ctfs., Ser. 1996-D3:
                                           Cl. A4, 7.822%, 2026...........                       5,000,000 (b)       5,152,344
                                           Cl. A5, 8.165%, 2026...........                       2,500,000 (b)       2,585,938
                                     Structured Asset Securities:
                                       Mortgage Pass-Through Ctfs.,
                                       REMIC, Ser. Greenpoint 1996-A:
                                           Cl. B-1, 8.441%, 2027..........                       1,810,063           1,812,044
                                           Cl. B-2, 8.441%, 2027..........                         723,627             754,834
                                           Cl. B-4, 8.441%, 2027..........                         434,375 (c)         371,527
                                       Multiclass Pass-Through Ctfs., REMIC, Ser. 1996-CFL:
                                           Cl. B, 6.303%, 2028............                       7,200,000           7,015,500
                                           Cl. C, 6.525%, 2028............                       7,192,927           6,969,272
                                           Cl. F, 7 3/4%, 2028............                       9,000,000 (c)       8,021,250
                                           Cl. H, 7 3/4%, 2028............                       4,750,000 (c)       3,159,492
                                                                                                                       _______
                                                                                                                    35,842,201
                                                                                                                       _______
   Consumer-1.4%                     Avondale Mills,
                                       Gtd. Sr. Sub. Notes, 10 1/4%, 2006.                       1,000,000           1,027,500
                                     BPC Holding,
                                       Sr. Secured Notes, 12 1/2%, 2006...                       1,250,000           1,306,250
                                     Hosiery Corp. of America,
                                       Sr. Sub. Exchange Notes, 13 3/4%, 2002 (Units)              445,000 (d)         522,875
                                     Microcell Telecommunications,
                                       Sr. Discount Notes, Zero Coupon, 2001 (Units).            2,000,000 (c,e,f)   1,137,500
                                                                                                                       _______
                                                                                                                     3,994,125
                                                                                                                       _______
   Energy-4.2%                       DeepTech International,
                                       Sr. Secured Notes, 12%, 2000.......                       4,850,000           5,068,250
                                     Flores & Rucks,
                                       Sr. Sub. Notes, 9 3/4%, 2006.......                       1,500,000           1,545,000
                                     Louisiana Land & Exploration,
                                       Deb., 7.65%, 2023..................                       5,450,000           5,468,138
                                     Maxus Energy,
                                       Sinking Fund Deb., 11 1/4%, 2013...                         254,000             261,620
                                                                                                                       _______
                                                                                                                    12,343,008
                                                                                                                       _______
                                     Entertainment/Media-.5%    Alliance Entertainment,
                                       Sr. Sub. Notes, 11 1/4%, 2005......                       1,500,000           1,372,500
                                                                                                                       _______
   Finance-.7%                       McDonnell Douglas Finance,
                                       Medium-Term Notes, 9.90%, 2000.....                       2,000,000           2,035,736
                                                                                                                       _______

DREYFUS STRATEGIC INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                   OCTOBER 31, 1996
                                                                                                  Principal
Bonds and Notes (continued)                                                                        Amount              Value
                                                                                                   _______             _______
   Foreign-6.6%                      Corporacion Andina de Fomento,
                                       Bonds, 7.10%, 2003.................                  $    3,850,000      $    3,842,177
                                     Dynacare,
                                       Sr. Notes, 10 3/4%, 2006...........                       2,000,000           2,035,000
                                     Occidente Y Caribe Celular S.A.,
                                       Sr. Discount Notes, Zero Coupon, 2001 (Units)             8,281,000 (c,f,g)   4,223,310
                                     Petroleos Mexicanos,
                                       Gtd. Notes, 8%, 1998...............                       4,500,000 (c)       4,511,250
                                     Teekay Shipping,
                                       First Preferred Ship Mortgage Notes,
                                       8.32%, 2008........................                       5,000,000           4,850,000
                                                                                                                       _______
                                                                                                                    19,461,737
                                                                                                                       _______
 Foreign/Governmental-7.5%           Province of Newfoundland,
                                       Sinking Fund Deb., 10%, 2020.......                       1,000,000           1,273,520
                                     Republic of Argentina (BOTE),
                                       Floating Rate Notes, Ser. 10, 5 9/16%, 2000               2,659,200 (b)       2,534,419
                                     Republic of Colombia, Notes:
                                       7 1/4%, 2/15/2003..................                       5,000,000           4,814,465
                                       7 1/4%, 2/23/2004..................                       4,800,000           4,559,909
                                     United Mexican States,
                                       Floating Rate Notes, 7 11/16%, 2001                       9,000,000 (b,c)     9,029,700
                                                                                                                       _______
                                                                                                                    22,212,013
                                                                                                                       _______
   Gaming-1.0%                       Casino Magic of Louisiana,
                                       First Mortgage Notes, 13%, 2003....                       2,250,000 (c)       2,283,750
                                     Riviera Holdings,
                                       First Mortgage Notes, 11%, 2002....                         750,000             753,750
                                                                                                                       _______
                                                                                                                     3,037,500
                                                                                                                       _______
   Hospital Related-1.2%             HMC Acquisition Properties,
                                       Sr. Notes, 9%, 2007................                       3,500,000           3,395,000
                                                                                                                       _______
   Industrial-.2%                    Remington Arms,
                                       Sr. Sub. Notes, 10%, 2003..........                         750,000 (c)         618,750
                                                                                                                       _______
   Office Equipment-.9%              Anacomp,
                                       Sr. Secured Notes, 11 5/8%, 1999...                         433,000             438,413
                                     Pierce Leahy,
                                       Sr. Sub. Notes, 11 1/8%, 2006......                       2,000,000 (c)       2,135,000
                                                                                                                       _______
                                                                                                                     2,573,413
                                                                                                                       _______
   Residential Mortgage
     Backed-7.4%                     GE Capital Mortgage Services,
                                       REMIC Multiclass Pass-Through Ctfs.:
                                       Ser. 1993-11, Cl. B4, 6%, 2008....                          170,238 (c)         144,011
                                       Ser. 1993-15, Cl. B3, 6%, 2008....                          472,684 (c)         397,203
                                       Ser. 1996-10, Cl. B3, 6 3/4%, 2011                          553,962 (c)         466,886

DREYFUS STRATEGIC INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    OCTOBER 31, 1996
                                                                                                 Principal
Bonds and Notes (continued)                                                                        Amount              Value
                                                                                                   _______             _______
   Residential Mortgage
      Backed (continued)             GE Capital Mortgage Services,
                                       REMIC Multiclass Pass-Through Ctfs.
(continued):
                                           Ser. 1996-12, Cl. B2, 7 1/4%, 2011              $       860,971 (c)  $      835,412
                                           Ser. 1996-12, Cl. B3, 7 1/4%, 2011                      368,563 (c)         320,074
                                           Ser. 1996-14, Cl. 2B3, 7 1/4%, 2011                     275,183 (c)         238,292
                                     MORSERV,
                                       Sub. Multi-Class Mortgage Pass-Through Ctfs.,
                                           Ser. 1996-1:
                                             Cl. B2, 7%, 2011                                      897,509             866,096
                                           ..Cl. B3, 7%, 2011                                      448,754 (c)         392,660
                                     Prudential Home Mortgage Securities,
                                       Mortgage Pass-Through Ctfs., REMIC:
                                           Ser. 1996-7:
                                           ..Cl. B2, 6 3/4%, 2011                                  513,486             483,961
                                             Cl. B3, 6 3/4%, 2011                                1,975,251 (c)       1,662,915
                                             Cl. B4, 6 3/4%, 2011                                  910,898 (c)         661,824
                                           Ser. 1996-8:
                                             Cl. B1, 6 3/4%, 2026                                2,685,939           2,471,064
                                             Cl. B2, 6 3/4%, 2026                                1,611,364           1,443,682
                                             Cl. B3, 6 3/4%, 2026                                1,826,478 (c)       1,351,594
                                             Cl. B4, 6 3/4%, 2026                                  967,017 (c)         528,234
                                     Residential Funding Mortgage Securities I,
                                     Mortgage Pass-Through Ctfs., REMIC,
                                       Ser. 1996-S7, Cl. A-12, 7%, 2026...                      10,045,919           9,656,640
                                                                                                                       _______
                                                                                                                    21,920,548
                                                                                                                       _______
   Telecommunications-2.3%           American Communications Services,
                                       Sr. Discount Notes, Zero Coupon, 2000                       800,000 (h)         456,000
                                     CS Wireless Systems,
                                       Sr. Discount Notes, Zero Coupon, 2001 (Units).              800,000 (c,d,i)     376,000
                                     Shared Technologies Fairchild Communications,
                                       Sr. Sub. Notes, Zero Coupon, 1999..                       4,750,000 (j)       3,752,500
                                     Sprint Spectrum L.P.,
                                       Sr. Discount Notes, Zero Coupon, 2001                     4,000,000 (k)       2,315,000
                                                                                                                       _______
                                                                                                                     6,899,500
                                                                                                                       _______
   Transportation-.8%                Great Dane Holdings,
                                       Sr. Sub. Deb., 12 3/4%, 2001.......                       1,250,000           1,229,688
                                     Moran Transportation,
                                       First Preferred Ship Mortgage Notes,
                                       11 3/4%, 2004......................                         800,000             852,000
                                     TRISM,
                                       Sr. Sub. Notes, 10 3/4%, 2000......                         165,000             159,225
                                                                                                                       _______
                                                                                                                     2,240,913
                                                                                                                       _______

DREYFUS STRATEGIC INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                 OCTOBER 31, 1996
                                                                                                  Principal
Bonds and Notes (continued)                                                                         Amount              Value
                                                                                                   _______             _______
   Utilities-2.3%                    Indiantown Cogeneration,
                                       First Mortgage, Ser. A-10, 9.77%, 2020               $    6,000,000      $    6,903,870
                                                                                                                       _______
 U.S. Government
      and Agencies-37.0%             Federal National Mortgage Association,
                                       9%, 8/1/2026.......................                       8,358,365           8,799,770
                                     Government National Mortgage Association I:
                                       7%, 12/15/2008.....................                      12,646,126          12,784,349
                                       7 1/2%, 1/15/2002-5/15/2024........                      36,609,190          37,254,370
                                       8%, 8/15/2024-9/15/2024............                      18,458,869          18,960,155
                                       9%, 11/15/2017.....................                      15,284,018          16,411,215
                                     Government National Mortgage Association II,
                                       Adjustable Rate Mortgage, 5 1/2%,
                                       10/20/2026                                                9,900,000           9,810,108
                                     U.S.  Treasury Bond,
                                       6%, 2/15/2026......................                       5,500,000           5,019,610
                                                                                                                       _______
                                                                                                                   109,039,577
                                                                                                                       _______
                                     TOTAL BONDS AND NOTES
                                       (cost $260,182,158)................                                        $263,074,141
                                                                                                                       =======
Convertible Securities-5.9%
Notes-5.8%
    Entertainment/Media-1.3%         Thomas Nelson,
                                       Sub. Notes, 5 3/4%, 1999...........                  $    4,000,000 (c)  $    3,870,000
                                                                                                                       _______
   Foreign-.6%                       Scandinavian Broadcasting,
                                       Sub. Deb., 7 1/4%, 2005............                       1,700,000           1,714,875
                                                                                                                       _______
   Industrial-2.9%                   INAMED,
                                       Notes, 11%, 1999...................                       6,650,000 (n)       6,650,000
                                     MagneTek,
                                       Sub. Notes, 8%, 2001...............                       1,956,000           1,941,330
                                                                                                                       _______
                                                                                                                     8,591,330
                                                                                                                       _______
   Retail-1.0%                         Michaels Stores,
                                       Sub. Notes, 6 3/4%, 2003...........                       4,000,000           2,800,000
                                                                                                                       _______
                                     Total Notes..........................                                       $  16,976,205
                                                                                                                       =======
Subordinated Debentures-.1%
 Industrial;                         Outboard Marine,
                                       7%, 2002...........................                         358,000             342,338
                                                                                                                       _______
                                     TOTAL CONVERTIBLE SECURITIES
                                       (cost $17,909,920).................                                       $  17,318,543
                                                                                                                       =======

DREYFUS STRATEGIC INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                               OCTOBER 31, 1996

Preferred Stocks-2.6%                                                                              Shares               Value
                                                                                                   _______             _______

   Consumer-1.7%                     Cablevision Systems, Depositary Shares, Ser. M,
                                       Cum., $11.125......................                          53,570      $    4,928,440
                                                                                                                       _______
   Media/Entertainment-.9%           Paxson Communications,
                                       Cum., $125.00......................                           2,750           2,626,250
                                                                                                                       _______
                                     TOTAL PREFERRED STOCKS
                                       (cost $8,076,603)..................                                      $    7,554,690
                                                                                                                       =======
                                                                                                  Principal
Short-Term Investments-1.1%                                                                        Amount
                                                                                                   _______
   Foreign Treasury Bills-1.0%       Republic of Mexico (Cetes),
                                       32%, 2/13/1997.....................                  $    3,273,433 (l)  $    2,946,090
                                                                                                                       _______
   U.S. Treasury Bills-.1%           4.97%, 11/21/1996                                             308,000 (m)         307,171
                                     4.85%, 12/12/1996....................                          60,000 (m)          59,658
                                                                                                                       _______
                                                                                                                       366,829
                                                                                                                       _______
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $3,564,051)..................                                      $    3,312,919
                                                                                                                       =======
TOTAL INVESTMENTS (cost $289,732,732).....................................                           98.8%        $291,260,293
                                                                                                      ====             =======
CASH AND RECEIVABLES (NET)................................................                            1.2%      $    3,650,574
                                                                                                      ====             =======
NET ASSETS................................................................                          100.0%        $294,910,867
                                                                                                      ====             =======

DREYFUS STRATEGIC INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)                      OCTOBER 31, 1996
Notes to Statement of Investments:
(a) 7 1/2% coupon rate until 6/15/1997, date on which a stated coupon rate of 12 1/2% becomes effective.
(b)  Variable rate security - interest rate subject to periodic change.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1996, these securities amounted to $46,736,634 or 15.8% of net assets.
(d)  With Common Stock attached.
(e) Zero coupon until 12/1/2001, date on which a stated coupon rate of 14% becomes effective; the stated maturity date is 6/1/2006.
(f)  With warrants to purchase Common Stock.
(g) Zero coupon until 3/15/2001, date on which a stated coupon rate of 14% becomes effective; the stated maturity date is 3/15/2004.
(h) Zero coupon until 11/1/2000, date on which a stated coupon rate of 13% becomes effective; the stated maturity date is 11/1/2005.
(i) Zero coupon until 3/1/2001, date on which a stated coupon rate of 11 3/8% becomes effective; the stated maturity date is 3/1/2006.
(j) Zero coupon until 3/1/1999, date on which a stated coupon rate of 12 1/4% becomes effective; the stated maturity date is 3/1/2006.
(k) Zero coupon until 8/15/2001, date on which a stated coupon rate of 12 1/2% becomes effective; the stated maturity date is 8/15/2006.
(l)  Denominated in Mexican Pesos.
(m) Held by the custodian in a segregated account as collateral for open Financial Futures positions.
(n) Security restricted as to public resale. Investment in a restricted security, with a value of $6,650,000 represents approximately 2.3% of net assets;

                                                         Acquisition      Purchase      Percentage of
Issuer                                                       Date           Price          Net Assets    Valuation*
___                                                         ______          _____          ________        ______
  INAMED, Conv. Notes, 11%, 3/31/1999........             1/23/1996          $100             2.3%           cost
*The valuation of this security has been determined in good faith under the direction of the Board of Trustees.

STATEMENT OF FINANCIAL FUTURES                                                                     OCTOBER 31, 1996
                                                                         Market Value                      Unrealized
                                                                           Covered                       (Depreciation)
Issuer                                                    Contracts      by Contracts    Expiration       at 10/31/96
___                                                       _______           ______        ________          _______
U.S. Treasury 10yr Note (Short)..............                130         $14,251,250    December '96      $(173,750)
                                                                                                           ======

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES                                                              OCTOBER 31, 1996
                                                                                                     Cost           Value
                                                                                                   _______          _______
ASSETS:                          Investments in securities-See Statement of Investments       $289,732,732     $291,260,293
                                 Cash.......................................                                        518,822
                                 Interest receivable........................                                      3,398,846
                                 Receivable for investment securities sold..                                      2,662,689
                                 Prepaid expenses and other assets..........                                         22,947
                                                                                                                    _______
                                                                                                                297,863,597
                                                                                                                    _______
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                      188,146
                                 Due to Distributor.........................                                         62,337
                                 Payable for investment securities purchased                                      2,331,289
                                 Payable for shares of Beneficial Interest redeemed                                 246,892
                                 Interest Payable...........................                                         26,822
                                 Accrued expenses and other liabilities.....                                         97,244
                                                                                                                    _______
                                                                                                                  2,952,730
                                                                                                                    _______
NET ASSETS..................................................................                                   $294,910,867
                                                                                                                    =======
REPRESENTED BY:                  Paid-in capital............................                                   $302,453,250
                                 Accumulated undistributed investment income-net                                     34,078
                                 Accumulated net realized gain (loss) on investments                             (8,930,272)
                                 Accumulated net unrealized appreciation
                                                       (depreciation) on investments
                                 [including $173,750 net unrealized (depreciation)
                                                      on financial futures]-Note 4(b)                             1,353,811
                                                                                                                    _______
NET ASSETS..................................................................                                   $294,910,867
                                                                                                                    =======
SHARES OUTSTANDING
(unlimited number of  $ .001  par value shares of Beneficial Interest authorized)                                20,705,566
NET ASSET VALUE, offering and redemption price per share....................                                         $14.24
                                                                                                                       ====





SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC INCOME FUND
STATEMENT OF OPERATIONS                                                                             YEAR ENDED OCTOBER 31, 1996
INVESTMENT INCOME
INCOME:                          Interest Income............................                    $23,787,638
                                 Dividend Income............................                        445,867        $ 24,233,505
                                                                                                    _______
EXPENSES:                        Management fee-Note 3(a)...................                      1,829,326
                                 Shareholder servicing costs-Note 3(b)......                      1,097,471
                                 Interest-Note 2............................                         75,937
                                 Professional fees..........................                         67,143
                                 Custodian fees-Note 3(b)...................                         49,811
                                 Trustees' fees and expenses-Note 3(c)......                         49,070
                                 Registration fees..........................                         26,291
                                 Prospectus and shareholders' reports.......                         21,497
                                 Miscellaneous..............................                         19,101
                                                                                                    _______
                                       Total Expenses.......................                                          3,235,647
                                                                                                                        _______
INVESTMENT INCOME-NET.......................................................                                         20,997,858
                                                                                                                        _______
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                   $ 13,303,174
                                 Net realized gain (loss) on financial futures                       58,476
                                                                                                    _______
                                       Net Realized Gain (Loss).............                                         13,361,650
                                 Net unrealized appreciation (depreciation) on investments
                                     [including $173,750 unrealized (depreciation)
                                     on financial futures]..................                                        (13,110,345)
                                                                                                                        _______
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS..........................                                            251,305
                                                                                                                        _______
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $ 21,249,163
                                                                                                                        =======



SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                 Year Ended          Year Ended
                                                                                               October 31, 1996   October 31, 1995
                                                                                                   _________          _________
OPERATIONS:
  Investment income-net....................................................                    $  20,997,858      $  21,735,685
  Net realized gain (loss) on investments..................................                       13,361,650     (8,706,304)
  Net unrealized appreciation (depreciation) on investments................                      (13,110,345)    38,489,861
                                                                                                     _______        _______
      Net Increase (Decrease) in Net Assets Resulting from Operations......                       21,249,163     51,519,242
                                                                                                     _______        _______
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net....................................................                      (20,963,780)   (21,735,685)
                                                                                                     _______        _______
BENEFICIAL INTEREST TRANSACTIONS :
  Net proceeds from shares sold............................................                       27,107,019     17,545,801
  Dividends reinvested.....................................................                       15,493,693     15,878,061
  Cost of shares redeemed..................................................                      (68,320,151)   (65,349,244)
                                                                                                     _______        _______
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions                    (25,719,439)   (31,925,382)
                                                                                                     _______        _______
        Total Increase (Decrease) in Net Assets............................                      (25,434,056)    (2,141,825)
NET ASSETS:
  Beginning of Period......................................................                      320,344,923    322,486,748
                                                                                                     _______        _______
  End of Period............................................................                     $294,910,867   $320,344,923
                                                                                                     =======        =======
Undistributed investment income-net........................................                 $         34,078            -
                                                                                                     _______
CAPITAL SHARE TRANSACTIONS:                                                                          Shares          Shares
                                                                                                     _______        _______
  Shares sold..............................................................                        1,909,503      1,300,295
  Shares issued for dividends reinvested...................................                        1,092,669      1,172,881
  Shares redeemed..........................................................                       (4,816,766)    (4,864,735)
                                                                                                     _______        _______
      Net Increase (Decrease) in Shares Outstanding........................                       (1,814,594)    (2,391,559)
                                                                                                     =======        =======



SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC INCOME FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                Year Ended October 31,
                                                               ____________________________________________________________
PER SHARE DATA:                                                  1996        1995        1994        1993         1992
                                                                  ___         ___         ___         ___          ___
    Net asset value, beginning of period.........              $14.22      $12.95      $15.36      $14.02       $13.44
                                                                  ___         ___         ___         ___          ___
    Investment Operations:
    Investment income-net........................                 .98         .93         .95        1.01         1.07
    Net realized and unrealized gain(loss)
      on investments.............................                 .02        1.27       (2.04)       1.41          .58
                                                                  ___         ___         ___         ___          ___
    Total from Investment Operations.............                1.00        2.20       (1.09)       2.42         1.65
                                                                  ___         ___         ___         ___          ___
    Distributions:
    Dividends from investment income-net.........                (.98)       (.93)       (.95)      (1.01)       (1.07)
    Dividends from net realized gain on investments                 -           -        (.37)       (.07)           -
                                                                  ___         ___         ___         ___          ___
    Total Distributions..........................                (.98)       (.93)      (1.32)      (1.08)       (1.07)
                                                                  ___         ___         ___         ___          ___
    Net asset value, end of period...............              $14.24      $14.22      $12.95      $15.36       $14.02
                                                                  ___         ___         ___         ___          ___
                                                                  ___         ___         ___         ___          ___
TOTAL INVESTMENT RETURN..........................                7.27%      17.57%*     (7.44%)*    17.93%*      12.64%*
RATIOS/SUPPLEMENTAL DATA:
    Ratio of operating expenses to average net assets            1.04%       1.04%        .94%        .84%         .85%
    Ratio of interest expense to average net assets               .02%          -           -           -            -
    Ratio of net investment income
      to average net assets......................                6.89%       6.87%       6.84%       6.83%        7.58%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.........                   -           -         .11%        .24%         .40%
    Portfolio Turnover Rate......................              214.55%     176.59%     161.35%     118.38%       72.82%
    Net Assets, end of period (000's Omitted)....            $294,911    $320,345    $322,487    $375,459     $149,801
*Exclusive of sales load.



SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC INCOME FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Income Funds (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering four series, including the Dreyfus Strategic Income Fund (the "Fund"). The Fund's investment objective is to maximize current income by investing principally in debt securities of domestic and foreign issuers. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services,
Inc. (the "Distributor") acts as the distributor of the Fund's shares which are sold to the public without a sales load.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: The Fund's investments (excluding short-term investments and U.S. Government obligations) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers;
and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the dire ction of the Board of Trustees. Investments in U.S. Government obligations are valued at the mean between quoted bid and asked prices. Short-term investments are carried at amortized cost, which approximates value. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend Income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $9,221,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1996. If not applied, $622,000 of the carryover expires in fiscal 2002, and $8,599,000 expires in fiscal 2003.

DREYFUS STRATEGIC INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2-BANK LINE OF CREDIT:
    The Fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. At October 31, 1996, there were no outstanding borrowings under either line of credit.
    The average daily amount of borrowings outstanding under both arrangements during the period ended October 31, 1996 was approximately $1.2 million, with a related weighted average annualized interest rate of 6.32%. The maximum amount borrowed at any time during the period ended October 31, 1996 was $18.8 million.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 2 1/2% of the first $30 million, 2% of the next $70 million and 1 1/2% of the excess over $100 million of the value of the Fund's average net assets in accordance with California "blue sky" regulations. There was no expense reimbursement for the period ended October 31, 1996.
    (b) Pursuant to the Fund's Shareholder Services Plan, the Fund pays the Distributor, at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1996, $762,219 was charged to the Fund by the Distributor pursuant to the Shareholder Services Plan.
    Effective December 1, 1995, the Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $210,083 during the period from December 1, 1995 through October 31, 1996.
    Effective May 10, 1996, the Fund entered into a custody agreement with Mellon to provide custodial services for the Fund. During the period from May 10, 1996 through October 31, 1996, $20,223 was charged by Mellon pursuant to the custody agreement.
    (c) Each trustee who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

DREYFUS STRATEGIC INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4-SECURITIES TRANSACTIONS:
    (a) The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the year ended October 31, 1996, amounted to $638,501,318 and $664,920,199, respectively.
    The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments (see the Statement of Financial Futures). Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily realized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contracts amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 1996 and their related unrealized depreciation are set forth in the Statement of Financial Futures.
    (b) At October 31, 1996, accumulated net unrealized appreciation on investments was $1,353,811, consisting of $4,705,802 gross unrealized appreciation and $3,351,991 gross unrealized depreciation.
    At October 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS STRATEGIC INCOME FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Trustees
Dreyfus Strategic Income Fund
    We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Strategic Income Fund, one of the Funds constituting Dreyfus Income Funds, as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of October 31, 1996 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Strategic Income Fund at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [Ernst and Young LLP signature logo]

New York, New York
December 10, 1996


[Dreyfus lion "d" logo]
DREYFUS STRATEGIC INCOME FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940





Printed in U.S.A.                           031AR9610
[Dreyfus logo]
Strategic
Income Fund
Annual Report
October 31, 1996